UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 15, 2005
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-7275                                       47-0248710
(Commission File Number)                   (IRS Employer Identification No.)

          One ConAgra Drive
              Omaha, NE                               68102
(Address of Principal Executive Offices)            (Zip Code)

                                 (402) 595-4000
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 4.01 Change in Registrant's Independent Registered Public Accounting Firm

         (a) On July 15, 2005, the Audit Committee of the Board of Directors of ConAgra Foods, Inc. determined it will dismiss Deloitte & Touche LLP ("Deloitte & Touche") as the company's independent registered public accounting firm effective with the completion of the audit for the company's fiscal year ended May 29, 2005.

         Deloitte & Touche's reports on the company's consolidated financial statements for the fiscal years ended May 25, 2003 and May 30, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte & Touche's report dated July 26, 2004 (April 27, 2005 as to Note 21) included explanatory paragraphs related to change in methods of accounting for variable interest entities and asset retirement obligations in 2004, goodwill and other intangible assets in 2003 and derivative instruments and hedging activities in 2002 and the restatement of the company's consolidated financial statements. During the 2004 and 2005 fiscal years and through July 15, 2005, there were no disagreements with Deloitte & Touche on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche's satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its report on the company's consolidated financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except for a material weakness in internal control with respect to accounting for income taxes as reported by the company in its Form 10-K/A filed April 29, 2005.

         The company is taking steps to remedy the material weakness and is currently evaluating as to whether or not the material weakness was remediated as of May 29, 2005, the end of fiscal 2005.

         Deloitte & Touche has furnished to the company a copy of a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Deloitte & Touche's letter, dated July 18, 2005, is filed as Exhibit 16 to this Form 8-K.

         (b) On July 15, 2005, the Audit Committee approved the engagement of KPMG LLP ("KPMG") to audit the Company's financial statements for the fiscal year ending May 28, 2006.

         During the 2004 and 2005 fiscal years, and through July 15, 2005 the company has not consulted with KPMG with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         The company expects Deloitte & Touche's report on the company's consolidated financial statements for the fiscal year ended May 29, 2005 to be issued in connection with the completion of the audit for fiscal 2005. Upon receipt of such report, the company will file an amendment to this Form 8-K with the specific date of dismissal of Deloitte & Touche and an update of the disclosures required by Item 304(a)(1)(iv) and (v) of Regulation S-K through that date.

Item 9.01.  Financial Statements and Exhibits

     Exhibit 16 Letter from  Deloitte & Touche LLP to  Securities  and  Exchange
                Commission dated July 18, 2005




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONAGRA FOODS, INC.


Date:  July 18, 2005                    By:      /s/ Frank S. Sklarsky
                                            ------------------------------------
                                            Name:   Frank S. Sklarsky
                                            Title:  Executive Vice President,
                                                    and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit                Description                               Page No.


16       Letter from Deloitte & Touche LLP to Securities and
         Exchange Commission dated July 18, 2005................... 5